UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2017

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100 Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (408) 973-7884

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 26, 2017, Cellular Biomedicine Group, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Agreement”) with two investors (collectively, the “Purchasers”), pursuant to which the Company agreed to sell and the Purchasers agreed to purchase from the Company, an aggregate of 1,166,667 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, at $12.00 per share, for total gross proceeds of approximately $14,000,000.  The closing of the transactions contemplated by the Agreement (the “Closing”) occurred on December 28, 2017. Together with a private placement with three of its executive officers on December 22, 2017, the Company raised an aggregate of approximately $14.5 million in the two private placements in December 2017 (collectively, the “Financing”).

The Company agreed to file a registration statement covering the resale of the Shares as soon as practicable after the Closing. The Company also granted to the Purchasers certain “piggy-back” registration rights on future registration statements of the Company filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”) (subject to certain exceptions, including but not limited to the filing of a registration statement on Form S-4 or Form S-8).

The Purchasers agreed to indemnify the Company and its representatives for any breaches of the Purchasers’ representations, warranties or covenants in the Agreement as well as for any transfer taxes incurred.  The Company agreed to indemnify the Purchasers and their representatives for any breaches of the Company’s representations, warranties or covenants in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The issuance of the Shares was made in reliance on the exemption from registration provided by Regulation S under the Securities Act.

Item 3.02     Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

Item 8.01.    Other Events.

On December 28, 2017, the Company issued a press release announcing the Financing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

10.1         Share Purchase Agreement, dated December 26, 2017

99.1         Press Release, dated December 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: December 28, 2017	By:	/s/ Bizuo (Tony) Liu
Bizuo (Tony) Liu
Chief Executive Officer